Exhibit 99.2

Cheniere Energy, Inc. Capital Allocation Update September 12, 2022 NYSE American: LNG

Safe Harbor Statements Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical or present facts or conditions, included or incorporated by reference herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things: • statements regarding the ability of Cheniere Energy Partners, L.P. to pay or increase distributions to its unitholders or Cheniere Energy, Inc. to pay or increase dividends to its shareholders or participate in share or unit buybacks; • statements regarding Cheniere Energy, Inc.’s or Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from their respective subsidiaries; • statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefied natural gas (“LNG”) terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions thereof, by certain dates or at all; • statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed LNG terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions thereof, by certain dates or at all; • statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of LNG imports into or exports from North America and other countries worldwide, or purchases of natural gas, regardless of the source of such information, or the transportation or other infrastructure, or demand for and prices related to natural gas, LNG or other hydrocarbon products; • statements regarding any financing transactions or arrangements, or ability to enter into such transactions; • statements relating to Cheniere’s capital deployment, including intent, ability, extent, and timing of capital expenditures, debt repayment, dividends, and share repurchases; • Statements regarding our future sources of liquidity and cash requirements; • statements relating to the construction of our proposed liquefaction facilities and natural gas liquefaction trains (“Trains”) and the construction of our pipelines, including statements concerning the engagement of any engineering, procurement and construction (“EPC”) contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto; • statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, natural gas, liquefaction or storage capacities that are, or may become, subject to contracts; • statements regarding counterparties to our commercial contracts, construction contracts and other contracts; • statements regarding our planned development and construction of additional Trains or pipelines, including the financing of such Trains or pipelines; • statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities; • statements regarding our business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues, capital expenditures, maintenance and operating costs, free cash flow, run rate SG&A estimates, cash flows, EBITDA, Consolidated Adjusted EBITDA, distributable cash flow, distributable cash flow per share and unit, deconsolidated debt outstanding, and deconsolidated contracted EBITDA, any or all of which are subject to change; • statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items; • statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions; • statements regarding our anticipated LNG and natural gas marketing activities; and • any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “develop,” “estimate,” “example,” “expect,” “forecast,” “goals,” “guidance,” “intend,” “may,” “opportunities,” “plan,” “potential,” “predict,” “project,” “propose,” “pursue,” “should,” “subject to,” “strategy,” “target,” “will,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. Annual Reports on Form 10-K filed with the SEC on February 24, 2022, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these “Risk Factors.” These forward-looking statements are made as of the date of this presentation, and other than as required by law, we undertake no obligation to update or revise any forward-looking statement or provide reasons why actual results may differ, whether as a result of new information, future events or otherwise. Reconciliation to U.S. GAAP Financial Information The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended. Schedules are included in the appendix hereto that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

Agenda Introduction Randy Bhatia Vice President, Investor Relations Cheniere Highlights Jack Fusco President and Chief Executive Officer Capital Allocation Update Zach Davis Executive Vice President and Chief Financial Officer Q & A

Cheniere Highlights Jack Fusco, President and CEO

Market Leading LNG Platform with Global Scale

#2 SECOND LARGEST LIQUEFACTION PLATFORM GLOBALLY	**$75B+** ENTERPRISE VALUE
2,300+ CARGOES EXPORTED FROM CHENIERE PROJECTS	**>$40B** INVESTMENT IN INFRASTRUCTURE[1]
11%+ OF GLOBAL LIQUEFACTION CAPACITY	**37** COUNTRIES & REGIONS DELIVERED TO FROM CHENIERE
#1 LNG PROVIDER TO EUROPE 1H 2022	**#233** 2022 Fortune 500

Sabine Pass Liquefaction
~30 mtpa Total Production Capacity



Corpus Christi Liquefaction
~25+ mtpa Total Production Capacity[1]



>30 Creditworthy Counterparties Across the Globe

PGNiG · PERTAMINA · KOGAS · Vitol · Naturgy · EDF · PETRONAS · woodside · IBERDROLA · TOTAL · centrica · 佛燃能源 FORAN ENERGY · sinochem · TRAFIGURA · GLENCORE · APA Corporation · TOURMALINE · PetroChina · edp · ENN新奥 · ARC · engie · ptt · endesa · eog resources · posco · equinor · Chevron

Leading EPC and Infrastructure Providers

BECHTEL · Baker Hughes · ConocoPhillips · CHART · Williams · KINDER MORGAN

(1) Includes 10+ mtpa under construction for CCL Stage 3.

5

CHENIERE

The LNG Industry Standard for Operational Excellence Operational Excellence and Safety Driven Results +12% Increase in midpoint annual production capacity per train since 2017 from Operational Excellence program ~93% Utilization rate since 2021 vs. ~80% global average(1) Leading Safety Record 0.25 Health & Safety Rolling 12-mo Total Recordable Rate (TRIR) LNG Industry—Top Quartile 0.20 0.15 0.10 0.05 0.00 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 TRIR—Actual : Cheniere Research, Kpler. 6 TRIR Top Quartile is based on the latest BLS data available (2017) for companies with 1,000+ employees and various NAICS codes. Seamless Execution and Scheduling Efficiency for Gas Supply ? ~7.5 bcf/d of natural gas consumed Marcellus / ? Direct connects via CTPL, CCPL, KMLP, NGPL, Utica Transco SCOOP / STACK ? Upstream link to major Fayetteville supply basins including Canada PermianBarnett Haynesville Basin (2) ? >9,000 Tbtu nominated Eagle Ford with near-perfect scheduling efficiency Growth in Volumes Loaded and Cargoes Exported 700 Volumes Loaded 160 156 141 153 600 Cargoes Exported 133 139 130 128 130 500 104 108 400 87 80 78 TBtu 70 67 61 65 300 55 43 48 44 200 11 18 23 100 4 0 2016 2017 2018 2019 2020 2021 2022 (1) Cheniere utilization in 2021 and 1H 2022. 2021 global utilization average per International Gas Union (IGU). (2) As of August 26, 2022.

Firing On All Cylinders Development Execution Operational Excellence ESG Commercial Momentum Capital Allocation Operational Excellence Enables Accelerated & Enhanced Execution on Balanced Capital Allocation Plan Strengthen Balance Sheet Share Repurchases Dividend Growth ?$4 billion repaid over ?Over half of $1 billion ?$1.32/share paid ?CCL Stage 3 FID in 2 years early program deployed since initiated in 2021 June within 1 year

Innovation Drives Sustained Commercial Momentum Customer-Focused and Flexible LNG Solutions Attract Globally Diverse Creditworthy Counterparties >180 MT through 2050 Long-Term Contracts Signed in 2022 ? FOB ? DES ? IPM ? Portfolio Players ? End-Use Utilities ? North American Producers Cheniere LNG Exports by Destination Corpus Christi Stage 3 Demonstrates the Global Reach of U.S. LNG Demand mtpa 14 12 Commercialized with a portfolio 10 8 of long-term contracts including 6 4 FOB, DES, IPM agreements with 2 0 counterparties from the US, 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q Canada, Europe and Asia 2020 2021 2022 Europe Asia Latin America MENA 8

Accretive Liquefaction Growth Projects Near-Term Growth Longer-Term Growth Cheniere Total Current, Expected & Potential Future Low-Hanging Fruit to ~60 MTPA Platform Potential for ~90 MTPA Platform Liquefaction Capacity CCL Stage 3 Trains 1-7 SPL Expansion ~90 mtpa CCL Stage 4 Future Development Potential SPL ~60 mtpa Expansion ~55+ mtpa CCL Midscale CCL Midscale ? FID – Under Construction T8-9 T8-9 10+ ~45 mtpa CCL T1-7 CCL T1-7 CCL T1-7 ? First LNG Expected Late 2025 MTPA 10 10 10 CCL Midscale Trains 8-9 CCL Stage 4 CCL CCL CCL CCL 15 15 15 15 SPL SPL SPL SPL 30 30 30 30 ? FERC Application Pre-Filed 0 mtpa Future Development Potential CCL CCL SPL T1-7 ? Synergies with CCL Stage 3 ~5 In Operation 0 In Operation + Under + Near-Term + Longer-Term ? ~2.8 mtpa of LT Contracts MTPA1 (1) 2015 Today Construction Growth Potential Growth 60 9 (1) Near-Term Growth includes debottlenecking.

“All of the Above” Capital Allocation 2.0 GUIDING PRINCIPLES Cheniere has reached a new cash flow inflection point, necessitating a revised plan to further execute on our long-term balance sheet, shareholder return, and growth priorities Position Cheniere Capital Complex for Future Success Long-Term Sustainable ? Achieve and maintain sustainable investment grade metrics Balance Sheet ? Enhance balance sheet strength and flexibility for the future ? Support resiliency of cash flow and shareholder returns through cycles Sustainable Return of Shareholder Capital Meaningful Shareholder ? Recalibrate allocations to shareholder returns from excess cash flows Returns upsize share repurchase program ? Meaningfully ? Increase sustainable dividend over time to competitive payout ratio Create Shareholder Value through Organic Growth ? Develop additional brownfield expansion and debottlenecking opportunities Accretive Growth ? Optimize growth sequencing between both Corpus Christi and Sabine Pass ? Maintain financially disciplined approach for future growth capex

Capital Allocation Update Zach Davis, EVP and CFO

2021 Capital Allocation Plan: Ahead of Schedule

Initial Capital Allocation Priorities Accomplished in Quarters vs. Years

	A DEBT PAYDOWN	B SHARE REPURCHASES	C DIVIDEND	D GROWTH
Target	**Target ~$1 Billion Annually For 4 Years**	**$1 Billion Share Repurchase Program For 3 Years**	**Initiation of Quarterly Dividend**	**Invest in Robust Organic Growth**
Accomplishment	✓ **Repaid $4 Billion of Debt Over 2 Years Early**	✓ **Deployed Over ½ of Program Within 1 Year**	✓ **Declared and Paid First Year of Dividends**	✓ **FID of Corpus Christi Stage 3 Achieved**

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CHENIERE

Raising Full Year 2022 Financial Guidance By ~$1.2 Billion

Full Year 2022 Guidance

($ in billions, except per unit data)


Consolidated Adjusted EBITDA
$5.8 - $6.3
$7.0 - $7.5
$8.2 - $8.7
$9.8 - $10.3
$11.0 - $11.5
As of 11/4/21
As of 2/24/22
As of 5/4/22
As of 8/4/22
Revised


Distributable Cash Flow
$3.1 - $3.6
$4.3 - $4.8
$5.5 - $6.0
$6.9 - $7.4
$8.1 - $8.6
As of 11/4/21
As of 2/24/22
As of 5/4/22
As of 8/4/22
Revised

- FY 2022 forecast improved since August call due to:
  - ✓ Timing of cargoes brought into year-end vs. early 2023
  - ✓ Sustained higher margins on open cargoes through 2022
  - ✓ An additional forecasted cargo of production
  - ✓ Higher lifting margin on gas procurement
  - ✓ Greater portfolio optimization


L N G

13

Note: Consolidated Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. A definition of these non-GAAP measures and a reconciliation to Net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix.

(1) Open capacity includes unsold volumes reserved for long-term origination.

CHENIERE

2022 Capital Allocation Plan: 20 / 20 Vision >$20 >$20 ~$10B ? >$20B ~$16/sh ? >$20/sh Cash Available to Deploy Through 2026 Run-Rate Distributable Cash Flow per Share 14 Note: Forecast as of September 12, 2022 and subject to change based upon, among other things, changes in commodity prices over time. Run-Rate Distributable Cash Flow is a non-GAAP measure. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable measure under GAAP, and we are unable to reconcile differences between these run-rate forecasts and net income. See Slide 26 for further detail on run-rate guidance.

Evolution of Capital Allocation Opportunity 1 Available Cash Through 2024 (Updated ‘21 Outlook) 2 Uses of Cash To-Date >$10 bn >$20 bn >$20 bn ~$(4) bn ~$(1) bn ~$(0.3) bn ~$(2) bn >$15 bn ~$10 bn September 2021 Train 6 Acceleration Today Available Cash Debt Share Dividend Growth Remaining Market Conditions Through 2024 Paydown Repurchases(1) Capex Available Cash Operational Excellence & Other Through 2024 3 Available Cash Through 2026 (Today’s Outlook) 4 >$20 Billion of Available Cash Expected Through 2026(2) >$20 bn Growth >$15 bn Debt Paydown ~30% ~30% >$20 >$20 Dividend ~10% Remaining Available Incremental 2025—2026 Available Cash ~30% Cash Through 2024 Available Cash Through 2026 Share Repurchases Note: Forecast as of September 12, 2022 and subject to change based upon, among other things, changes in commodity prices over time. 15 (1) Any remaining availability under current $1 billion program will be rolled into incremental share repurchase program. (2) All percentages are rounded to the nearest 10% increment. Any potential excess share repurchases beyond the new 3-year, $4 billion authorization is subject to Board approval.

Capital Allocation Deployment Objectives

Cheniere Now Expects to Generate >$20 Bn of Available Cash Through 2026

Targeting 1:1 Long-Term Allocation of Debt Paydown to Share Repurchases of Excess Cash


>$20 bn
~$(3) bn
50 / 50 debt / equity funding
~$(4) bn
~$1 bn per year for Midscale Trains 8 & 9, debottlenecking, ESG, and other development opportunities
~$(2) bn
~20% step up of dividend today with ~10% future annual growth rate
>$10 bn
Available Cash Through 2026
Stage 3
Other Growth Spend
Dividend
Excess Cash Available

Excess Capital Deployed on a Flexible Basis

- Cumulative debt paydown to share repurchases reset **from 4:1 to 1:1** going forward
- Targeting a **50 / 50 long-term allocation** between debt paydown and share repurchases over time
- Continued **debt paydown to trend long-term leverage target to ~4.0x** by run-rate
- Incremental **$4.0 bn share repurchase authorization for 3 years** to offer flexible form of shareholder returns
- If additional growth opportunities present themselves, excess cash available would be reduced, or vice versa

Excess Cash Available to be Deployed to Further Strengthen the Balance Sheet and Reduce Share Count On a 1:1 Basis

16

Note: Forecast as of September 12, 2022 and subject to change based upon, among other things, changes in commodity prices over time. Future dividends and share repurchases beyond new authorization are subject to Board approval. All dollars in billions unless otherwise noted.

CHENIERE

"All of the Above" Capital Allocation 2.0

A DEBT PAYDOWN

- Target ~4x Debt / EBITDA Run-Rate
- ~50% of Excess Cash Flow
- Maintain Investment Grade Metrics Through Stage 3 Construction

Solidify Long-Term Investment Grade Balance Sheet

B SHARE REPURCHASES

- Upsize Share Repurchase Program by $4 billion for 3 Years
- ~50% of Excess Cash Flow
- Incremental Buyback Authorization Potential Once New Plan Completed

Opportunity to Repurchase ~10% of LNG Market Cap

C DIVIDEND

- ~20% Increase Today to $1.58 Annualized
- Target ~10% Annual Growth Run-Rate Through Mid-2020s
- Target ~20% Payout Ratio Upon Stage 3 Run-Rate (>$2 / share)

Target Top Quartile Annual Dividend Growth Rate

D GROWTH

- Stage 3 Expected to Come Online Starting 2025
- Corpus Christi Midscale Trains 8 & 9 Pre-Filed
- Further Development at Sabine and Corpus Christi to be Pursued

Line of Sight to >60 MTPA LNG Platform

60

17

Note: Future dividends and share repurchases beyond new authorization are subject to Board approval.

CHENIERE

Capital Allocation Priorities Reaffirmed and Enhanced

A	**Long-Term Sustainable Balance Sheet**	▪ *Targeting **long-term, run-rate leverage of ~4x** at $2.00 - $2.50 / MMBtu CMI margin levels with Investment Grade credit metrics maintained through Stage 3 construction* ▪ *Balance sheet strength and flexibility a competitive advantage for Cheniere as the leading natural gas purchaser in North America and second largest global LNG operator* ▪ *Committed to **achieving and maintaining Investment Grade ratings** across the Cheniere complex to support cash flow sustainability through cycles*
B C	**Meaningful Shareholder Returns**	▪ *Provide steady and meaningful capital returns to our shareholders for the long-term* ▪ *Upsize share repurchase program by **$4 billion for an additional 3-year authorization*** – ***Opportunistic shareholder return utilizing excess capital** to potentially repurchase ~10% or more of Cheniere's market capitalization* ▪ ***Increasing dividend to $1.58 annualized** from inaugural $1.32 annualized dividend initiated last year* – *3Q 2022 dividend represents ~20% increase over prior quarter* – *Anticipate increasing mid-single digit **future growth rate of dividend to ~10%** through Stage 3 construction*
D	**Accretive Growth**	▪ *Proven **commitment to financially disciplined growth*** ▪ *FID of Stage 3 in June 2022 **fully underwritten** by ~10 MTPA of long-term contracts[(1)] and lump sum turnkey EPC contract with Bechtel* ▪ *Contracting, permitting, and engineering underway for **additional brownfield expansion*** – *Pre-filed Corpus Christi Midscale Trains 8 & 9 in August 2022 with near-term goal to achieve **~60 MTPA portfolio***

>$20 Billion of Available Cash Through 2026 Enables Achievement of All Enhanced Capital Allocation Priorities

18

Note: Forecast as of September 12, 2022 and subject to change based upon, among other things, changes in commodity prices over time. Future dividends and share repurchases beyond new authorization are subject to Board approval.
(1) Reflects run-rate contracted volumes signed to support Stage 3.

CHENIERE

A Financial Sustainability a Key Strength

Enhanced Cash Flow Forecast Enables ~4x Long-Term Leverage to Solidify Investment Grade Credit Metrics Across Cheniere Complex

Commitment to Balance Sheet Enhanced



September 2021 Long-Term Leverage Target (~5x)
Today's Long-Term Leverage Target (~4x)
10.7x
7.9x
6.2x
3.5x
<3x
~4x
Maintain Investment Grade credit metrics through Stage 3 construction
2019
2020
2021
LTM 6/30/2022
2022E(3)
Run-Rate Target

Contracted Profile Underpins Cash Flow Sustainability

- **Over $7 bn of annual fixed-fee, take-or-pay style revenues**[1] from over 30 creditworthy counterparties
- **All customers rated as investment grade** by at least two of the three major agencies (S&P, Moody's, Fitch) or deemed Investment Grade by lenders[2]
- Average portfolio rating of **A / A3 / A-** by S&P / Moody's / Fitch, respectively[2]
- Average remaining life of contracts **~17 years**[2]
- **~90% contracted** through mid-2030s

External Long-Term Rated Customers[2]



AA- to AA+ Rated: 31%
A- to A+ Rated: 13%
BBB- to BBB+ Rated: 47%

Cheniere's Disciplined Balance Sheet Management and Long-Term Contracted Profile Supports Investment Grade Credit Metrics Through Cycles

Note: "LTM" stands for "Last Twelve Months".
(1) Includes long-term, mid-term, and short-term SPAs and IPM agreements.
(2) Includes long-term SPAs and IPM agreements only. Figures shown represent bucketing based on weighted average credit rating of counterparties using all (S&P / Moody's / Fitch) credit ratings. Weighting based on total fixed fees. Bucketing shown using S&P's / Fitch's rating system.
(3) Reflects updated guidance range of $11.0 bn - $11.5 bn and debt balance pro forma for debt paydown completed to-date, pro forma for projected Stage 3 debt funding through YE 2022, and prior to any 4Q 2022 debt paydown completed under September 2022 Capital Allocation plan.

19

CHENIERE

B Cheniere's Share Repurchase Plan Augmented

Upsize share repurchase program by $4 billion beginning in 4Q 2022

- Cheniere has reduced run-rate share count by ~50 million shares through opportunistic redemption of two convertible notes with the CEI Term Loan raised in 2020 (since repaid) and share repurchases prior to 4Q 2021
- Between the $1 billion authorization under the September 2021 Capital Allocation plan and the $4 billion incremental authorization announced today, we expect a total share count reduction of ~30 million shares
- Additional ~20 mm share reduction potential through 2026 with additional 50% of excess available cash beyond current authorization(1)

Share repurchases remain a flexible and relatively tax efficient avenue for shareholder return

- Share repurchases to be accelerated with excess cash opportunistically in conjunction with maintenance of a long-term Investment Grade balance sheet

Actual share repurchase amounts expected to vary each quarter

- Capital to be allocated to share repurchases each quarter with actual amount purchased to vary based on prevailing economics
- Program provides ability to be opportunistic based on valuation dislocations with commitment to support stock in every quarter

Run-Rate Share Count Reduction (in million shares)



~300
~(50)
~250
~(30)
~(20)
~200
Original Run-Rate Share Count (2019)
CEI Term Loan + Buybacks (Pre-4Q'21)
Status Quo Run-Rate Share Count (Today)
$1 Bn Sept. 2021 Program + $4 Bn Upsized Sept. 2022 Program
Potential Excess Share Repurchases Beyond New 3-Year Program(1)
Run-Rate Share Count(1)

>$4 Billion of Combined Capital to Further Increase Run-Rate DCF per Share

20
(1) Subject to approval by Cheniere's Board of Directors.

CHENIERE

C Stable and Growing Dividends

~20% Step Up Today with ~10% Annual Growth Rate Target Through Stage 3 Construction To Achieve ~20% Run-Rate Payout Ratio


~20% Step Up Today
~10% Annual Growth Target Through 2026
$1.32
$1.58
~20% Payout Ratio
Inaugural Dividend Annualized (3Q'21)
Step Up Today 3Q'22 Annualized
Stage 3 Project Completion

Dividend Provides Significant, Stable, and Growing Return

- **Expected cash return of ~$2 billion to shareholders** through Stage 3 project construction
- **Targeting ~20% payout**[(1)] on a normalized run-rate DCF, inclusive of Stage 3
- **~90% contracted through mid-2030s** ensures stability of cash flow to **support and grow the dividend into Stage 3 run-rate years**
- Retains considerable **financial flexibility to pursue all capital allocation objectives**
- Further growth dependent on increasing run-rate cash flow per share and competing capital allocation priorities

Top Quartile Annual Dividend Growth Enabled by Stage 3 and Stability of Contracted Cash Flows

Note: Future dividends and share repurchases beyond new authorization are subject to Board approval.
(1) Payout ratio consists of full-year dividends divided by full-year DCF.

21
CHENIERE

D Stage 3 Meets Disciplined Investment Parameters

Stage 3 FID Demonstrates Commitment to Accretive Contracted Growth and Disciplined Capital Investment Parameters; Sights Now Set on Further Corpus Christi Expansion

✓ **Highly Contracted**
Substantially all liquefaction capacity under long-term contracts with creditworthy customers that can pay back unlevered costs in ~7 years

✓ **Value Accretive**
Earn attractive returns at the project level under conservative LNG market margin scenarios that can out-earn CEI cost of equity / return at prevailing LNG stock price

✓ **Credit Accretive**
Committed to conservative funding at 50/50 debt-to-equity for credit accretive growth that supports IG metrics goal

Run-Rate Consolidated Adjusted EBITDA



~$5.3 - ~$5.7
~$1.1 - ~$1.2
~$0.3 - ~$0.5
~$6.7 - ~$7.3
Run-Rate 9-Train
Stage 3
Midscale Trains 8 & 9 + Debottlenecking
Pro Forma CCL Stage 3 + Growth

Stage 3 Debt / Equity Funding



~50% Equity Funding
~5% Debt Funding Repaid To-Date
~45% Debt Funding
June 2022 (Stage 3 FID)
Early 2027 (Stage 3 Completion)

Stage 3 Illustrative Production Ramp



Stage 3 Run-Rate Production: >10 MTPA
Late 2025 (1st Midscale Train In Service)
Early 2027 (Stage 3 Completion)

22

Note: All dollars in billions unless otherwise noted. Consolidated Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. A definition of these non-GAAP measures and a reconciliation to Net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix.

CHENIERE

20 / 20 Vision | >$20 Billion Cash Available | >$20 DCF Per Share

	Today	With Stage 3 Only		Stage 3 + Capital Returns		Stage 3 + Capital Returns + Incremental Growth	
(Run-Rate Metric)	9 Trains	9 Trains + CCL Stage 3	*% Δ vs. Today*	9 Trains + CCL Stage 3 + Capital Returns	*% Δ vs. Today*	9 Trains + CCL Stage 3 + Capital Returns + Growth	*% Δ vs. Today*
Consolidated Debt	~$27[1]	~$31	~10%	<$24	~(10)%	<$24	~(10)%
Consolidated Adj. EBITDA	~$5.3 - ~$5.7	~$6.4 - ~$6.9	~20%	~$6.4 - ~$6.9	~20%	~$6.7 - ~$7.3	~30%
Consolidated Leverage	~4.8x - ~5.0x	~4.5x - ~4.9x	~(10)%	~4.0x	~(20)%	<4.0x	~(20)%
DCF / Share	~$11 - ~$13	~$13 - ~$15	~20%	~$18 - ~$20	~60%	~$20 - ~$22	~75%
Share Count	~250	~250	- %	~200	~(20)%	~200	~(20)%
Production (MTPA)	~45	>55	~20%	>55	~20%	~60	~30%

Run-Rate DCF / Share



~$11 - ~$13
~$2
~$5
~$2
~$20 - ~$22
>$20
>$20
Today
Stage 3
Capital Returns
Incremental Growth
Pro Forma

Run-Rate Leverage (Debt / EBITDA)



~4.8x - ~5.0x
~(0.2)x
~(0.5)x
~(0.2)x
<4.0x
>$20
>$20
Today
Stage 3
Capital Returns
Incremental Growth
Pro Forma

Note: All dollars in billions unless otherwise noted. DCF and Consolidated Adjusted EBITDA are non-GAAP measures. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable measure under GAAP, and we are unable to reconcile differences between these run-rate forecasts and net income. See Slide 26 for further detail on run-rate guidance.

(1) Excludes Stage 3 funding.

23

CHENIERE

Cheniere Energy, Inc. Capital Allocation Update September 12, 2022 NYSE American: LNG

Appendix

Run-Rate Guidance Update

Assumes CMI Run-Rate of $2.00 - $2.50 / MMBtu

($ bn, unless otherwise noted)	Prior Guidance **9 Trains** *(Full Year)* *SPL T1-6* *CCL T1-3*	Revised Guidance **9 Trains + Stage 3** *(Full Year)* *SPL T1-6* *CCL T1-3 + Stage 3*	Revised + 20/20 Vision **9 Trains + Stage 3 + Midscale 8 & 9 + Capital Return** *(Full Year)* *SPL T1-6* *CCL T1-3 + Stage 3 + Midscale T8-9*
CEI Consolidated Adjusted EBITDA	**$5.3 - $5.7**	**$6.4 - $6.9**	**$6.7 - $7.3**
Less: Distributions to CQP Non-Controlling Interest	$(0.9) - $(1.0)	$(0.9) - $(1.0)	$(0.9) - $(1.0)
Less: CQP / SPL Interest Expense / Maintenance Capex / Other	$(1.0)	$(1.0)	$(0.9)
Less: CEI / CCH Interest Expense / Maintenance Capex / Income Taxes / Other	$(0.8)	$(1.3) - $(1.4)	$(1.0) - $(1.1)
CEI Distributable Cash Flow	**$2.6 - $3.0**	**$3.2 - $3.5**	**$3.9 - $4.3**
CQP DCF Per Unit	**$3.75 - $3.95**	**$3.75 - $3.95**	**$3.75 - $3.95**

- ***Every $1 / MMBtu Increase in CMI Margin Contributes ~$300 mm to Revised Guidance[1]***
- ***NOLs Nearly Exhausted by Stage 3 Run-Rate in mid-2020s, Thereby Reducing Run-Rate DCF in Revised Guidance***

Note: Numbers may not foot due to rounding. Range driven by production range of 4.9 – 5.1 MTPA per largescale train, 1.49 MTPA per midscale train, and 4.0 – 5.0 MTPA for Midscale T8-9 expansion + debottlenecking, and marketing margin of $2.00 - $2.50 / MMBtu. Additional assumptions include 80/20 profit sharing tariff with SPL/CCH projects, $3.00 / MMBtu Henry Hub, and 5.00% interest rates for refinancings. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share and Distributable Cash Flow per Unit are non- GAAP measures. A definition of these non-GAAP measures is included in the appendix. We have not made any forecast of net income on a run rate basis, which would be the most directly comparable measure under GAAP, in part because net income includes the impact of derivative transactions, which cannot be determined at this time, and we are unable to reconcile differences between these run rate forecasts and net income.

(1) Based on ~90% of capacity contracted at midpoint of production guidance for "Revised Guidance" and "Revised + 20/20 Vision".

26

CHENIERE

Cheniere Debt Summary as of June 30, 2022



Cash Balance: ~$2.6B(1)
Cheniere Energy, Inc.
$2.0B Senior Notes due 2028 (4.625%)
$1.25B Senior Secured Revolving Credit Facility due 2026
Cheniere Energy, Inc.
(NYSE American: LNG)
CQP GP
(& IDRs)
Cheniere Marketing
Cheniere Corpus Christi Holdings
Cheniere Corpus Christi Holdings, LLC
$1.25B Notes due 2024 (7.000%)
$1.5B Notes due 2025 (5.875%)
$1.5B Notes due 2027 (5.125%)
$1.5B Notes due 2029 (3.700%)
~$2.7B Notes due 2039(2)
$1.5B Working Capital Facility due 2027
~$4.0B Term Loan Credit Facility(3)
Cheniere Energy Partners, L.P.
$1.5B Notes due 2029 (4.500%)
$1.5B Notes due 2031 (4.000%)
$1.2B Notes due 2032 (3.250%)
$0.75B Senior Secured Revolving Credit Facility due 2024
Cheniere Energy Partners, L.P.
(NYSE American: CQP)
Corpus Christi Liquefaction
Cheniere Corpus Christi Pipeline
Sabine Pass LNG
Cheniere Creole Trail Pipeline
Sabine Pass Liquefaction
Sabine Pass Liquefaction, LLC
$1.5B Notes due 2023 (5.625%)
$2.0B Notes due 2024 (5.750%)
$2.0B Notes due 2025 (5.625%)
$1.5B Notes due 2026 (5.875%)
$1.5B Notes due 2027 (5.000%)
$1.35B Notes due 2028 (4.200%)
$2.0B Notes due 2030 (4.500%)
$1.28B Notes due 2037(4)
$1.2B Working Capital Facility due 2025
Publicly Traded Equity
Operating Entity
Non-Operating Entity

Note: This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere. Total commitments for Term Loan, Credit, and Working Capital facilities are shown above and are inclusive of undrawn balances.

(1) Unrestricted cash balance as of June 30, 2022. Includes unrestricted cash of $1.1 billion held by Cheniere Energy Partners, L.P.

(2) Includes 4 separate tranches of notes reflecting a weighted-average interest rate of 3.718%.

(3) Matures the earlier of June 2029 or two years after substantial completion of the last train of CCL Stage 3.

(4) Includes 6 separate tranches of notes reflecting a weighted-average interest rate of 4.275%.

27

CHENIERE

Strong Long-Term Global LNG Demand Fundamentals Global Natural Gas Prices Through 2026(1) $75 Forward curves TTF $60 JKM $45 MMbtu USGC Netbacks / $30 $ Oil Parity $15 Henry Hub $0 Jan-21 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 Dec-26 Global LNG Demand Outlook to 2040(2) 800 LatAm MENA Bunkers Other 600 Existing Forecast Europe 400 mtpa S.E.Asia S.Asia 200 China JKT 0 2016 2020 2024 2028 2032 2036 2040 Source: Cheniere Research, Kpler, Commodity Essentials, Bloomberg, Wood Mackenzie. 28 (1) Price data are futures contracts. Forward curves represent futures prices on September 9, 2022. (2) Includes all recent FIDs through June 2022 (up to and including Plaquemines LNG Ph. 1 and CCL Stage 3).

Critical Role of North American Natural Gas Abundant Lower 48 Gas Supply Long-Term Affordable Resource Cleaner-Burning Fuel $10 $10 Henry Hub ($/MMBtu) $8 $8 Average: ~$5.00 47-57% $6 Average: ~$3.50 Even $4 $6 less GHG emissions $2 $4 than coal when reak generating electricity(1) B $- $2 $(2) /MMBtu $(4) $- $ 699 MT $(6) 2010 2011 2012 2013 2015 2016 2017 2018 2020 2021 2022 2023 2025 2026 2027 2028 2030 reduction in CO2 $(8) emissions from 2010- $(10) Efficient and Flexible Source of Energy 2020 due to coal-to-gas 0 15 30 45 switching(2) Years of Supply Under Probable LNG Case 1 LNG Cargo ~30% ~140,000- 1,500+ Tcf >4 Decades 200,000 MT L48 reserves economic L48 supply at current below current prices production levels Energy to provide heat for Natural gas has a lower CO displaced with each ~1 million people for a average heat rate than 2 LNG cargo(3) winter month in Europe coal & petroleum U.S. Natural Gas Answers the Global Call for Secure, Reliable, Cleaner-Burning Energy Supply Source: Cheniere Research, IEA, IHS Markit, GIIGNL. 29 (1) Cheniere peer-reviewed LCA. 100 yr – 20 yr GWP basis, based on 2018 Case Study for China from Roman-White et al. 2021. Reflects estimates in China specifically. (2) IEA. (3) Based on 20-year GWP and data from the National Energy Technology Laboratory.

Reconciliation to Non-GAAP Measures Regulation G Reconciliations This presentation contains non-GAAP financial measures. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share, and Distributable Cash Flow per Unit are non-GAAP financial measures that we use to facilitate comparisons of operating performance across periods. These non-GAAP measures should be viewed as a supplement to and not a substitute for our U.S. GAAP measures of performance and the financial results calculated in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated. Consolidated Adjusted EBITDA is commonly used as a supplemental financial measure by our management and external users of our consolidated financial statements to assess the financial performance of our assets without regard to financing methods, capital structures, or historical cost basis. Consolidated Adjusted EBITDA is not intended to represent cash flows from operations or net income as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies. We believe Consolidated Adjusted EBITDA provides relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operating performance in a manner that is consistent with management’s evaluation of financial and operating performance. Consolidated Adjusted EBITDA is calculated by taking net loss attributable to common stockholders before net income attributable to non-controlling interest, interest expense, net of capitalized interest, changes in the fair value and settlement of our interest rate derivatives, taxes, depreciation and amortization, and adjusting for the effects of certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, including the effects of modification or extinguishment of debt, impairment expense and loss on disposal of assets, changes in the fair value of our commodity and FX derivatives prior to contractual delivery or termination, and non-cash compensation expense. The change in fair value of commodity and FX derivatives is considered in determining Consolidated Adjusted EBITDA given that the timing of recognizing gains and losses on these derivative contracts differs from the recognition of the related item economically hedged. We believe the exclusion of these items enables investors and other users of our financial information to assess our sequential and year-over-year performance and operating trends on a more comparable basis and is consistent with management’s own evaluation of performance. Distributable Cash Flow for 2022 and going forward is defined as cash generated from the operations of Cheniere and its subsidiaries and adjusted for non-controlling interest. The Distributable Cash Flow of Cheniere’s subsidiaries is calculated by taking the subsidiaries’ EBITDA less interest expense, net of capitalized interest, interest rate derivatives, taxes, maintenance capital expenditures and other non-operating income or expense items, and adjusting for the effect of certain non-cash items and other items not otherwise predictive or indicative of ongoing operating performance, including the effects of modification or extinguishment of debt, amortization of debt issue costs, premiums or discounts, changes in fair value of interest rate derivatives, impairment of equity method investment and deferred taxes. Cheniere’s Distributable Cash Flow includes 100% of the Distributable Cash Flow of Cheniere’s wholly-owned subsidiaries. For subsidiaries with non-controlling investors, our share of Distributable Cash Flow is calculated as the Distributable Cash Flow of the subsidiary reduced by the economic interest of the non-controlling investors as if 100% of the Distributable Cash Flow were distributed in order to reflect our ownership interests and our incentive distribution rights, if applicable. The Distributable Cash Flow attributable to non-controlling interest is calculated in the same method as Distributions to non-controlling interest as presented on Statements of Stockholders’ Equity. This amount may differ from the actual distributions paid to non-controlling investors by the subsidiary for a particular period. CQP Distributable Cash Flow is defined as CQP Adjusted EBITDA adjusted for taxes, maintenance capital expenditures, interest expense net of capitalized interest, interest income, and changes in the fair value and non-recurring settlement of interest rate derivatives. Distributable Cash Flow per Share and Distributable Cash Flow per Unit are calculated by dividing Distributable Cash Flow by the weighted average number of common shares or units outstanding. We believe Distributable Cash Flow is a useful performance measure for management, investors and other users of our financial information to evaluate our performance and to measure and estimate the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and expending sustaining capital, that could be used for discretionary purposes such as common stock dividends, stock repurchases, retirement of debt, or expansion capital expenditures. Distributable Cash Flow is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies. Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP and should be evaluated only on a supplementary basis. Note: We have not made any forecast of net income on a run rate basis, which would be the most directly comparable financial measure under GAAP, in part because net income includes the impact of derivative transactions, which cannot be determined at this time, and we are unable to reconcile differences between run rate Consolidated Adjusted EBITDA and Distributable Cash Flow and income. Consolidated Adjusted EBITDA and Distributable Cash Flow The following table reconciles our actual Consolidated Adjusted EBITDA and Distributable Cash Flow to Net income attributable to common stockholders for forecasted amounts for full year 2022: Full Year ($ in billions) 2022 Net income attributable to common stockholders $ 1.8 — $ 2.3 Net income attributable to non-controlling interest 1.2 — 1.3 Income tax provision 0.9 — 1.0 Interest expense, net of capitalized interest 1.4 — 1.4 Depreciation and amortization expense 1.1 — 1.1 Other expense, financing costs, and certain non-cash operating expenses 4.6 — 4.4 Consolidated Adjusted EBITDA $ 11.0 — $ 11.5 Interest expense (net of capitalized interest and amortization) and realized interest rate derivatives (1.4)— (1.4) Maintenance capital expenditures, income tax and other expense (0.3)— (0.2) Consolidated Distributable Cash Flow $ 9.3 — $ 9.9 CQP distributable cash flow attributable to non-controlling interest (1.2)— (1.3) Cheniere Distributable Cash Flow $ 8.1 — $ 8.6

Investor Relations Contacts Randy Bhatia Vice President, Investor Relations – (713) 375-5479, randy.bhatia@cheniere.com Frances Smith Manager, Investor Relations – (713) 375-5753, frances.smith@cheniere.com © 2021 Cheniere Energy, Inc. All Rights Reserved